Financial instruments and financial risk management	6 Months Ended
Jun. 30, 2025
Financial instruments and financial risk management
Financial instruments and financial risk management

14.Financial instruments and financial risk management

Due to the nature of operations, the Group is subject to certain financial risks. The key financial risk factors that arise from the Group’s activities, including the Group’s policies for managing the financial risks, are outlined below.

(a)Market risk

Commodity price risk

The Group is subject to price risk associated with fluctuations in the market prices for copper and silver. A significant change in commodity prices could have a material effect on the Group’s revenues and financial instruments, including certain derivative instruments and contingent consideration whose values fluctuate with changes in the prices of copper or silver (Note 15).

The Group closely monitors trends in the market prices of copper, silver and other metals as part of its routine activities, as these trends could significantly impact future cash flows. As at 30 June 2025, the Group estimates that a 10% increase (decrease) in price of commodities sold with provisional pricing feature, with all other variables held constant, would result in an increase (decrease) of $11,297 thousand (31 December 2024: $9,094 thousand) in profit after tax. Also refer Note 15 for a description of how the changes in commodity price may affect certain derivative instruments and contingent consideration.

Currency risk

The foreign currency transactions entered into by the Group are not generally hedged. The carrying amounts of the Group’s foreign currency denominated monetary assets and liabilities are as follows:

	Australian
Local currency thousand	Dollar	Euro	Total
30 June 2025
Cash and cash equivalents	37,550	—	37,550
Trade and other receivables	1,806	—	1,806
Trade and other payables	(57,315)	—	(57,315)
Lease liabilities	(11,365)	—	(11,365)
Total	(29,324)	—	(29,324)

31 December 2024
Cash and cash equivalents	76,497	—	76,497
Trade and other receivables	661	—	661
Trade and other payables	(48,024)	(25)	(48,049)
Lease liabilities	(16,460)	—	(16,460)
Total	12,674	(25)	12,649

The following table details the Group’s estimated sensitivity to a 10% increase (decrease) in the USD against the relevant foreign currencies as a result of translating the Group’s foreign currency denominated monetary assets and liabilities.

A positive number below indicates an increase in profit where the USD strengthens 10% against the relevant currency. For a 10% weakening of the USD against the relevant currency, there would be a comparable impact on the profit and the balances below would be negative.

	30 June	31 December
US$ thousand	2025	2024
Australian Dollar
Profit or loss	(1,921)	788

Other
Profit or loss	—	(2)

14.Financial instruments and financial risk management (continued)

(a)Market risk (continued)

Interest rate risk

As at 30 June 2025, the Group estimates that a 1% increase (decrease) in interest rates, with all other variables held constant, would result in an increase (decrease) of $563 thousand (31 December 2024: $851 thousand) to interest expense.

(b)Credit risk

The Group’s only customer is GIAG in Switzerland, which represents 100% of trade receivables and total revenue. Although the Group has not experienced significant problems with the collection of receivables, a significant change in the creditworthiness of GIAG could have a material adverse effect on the Group’s consolidated financial position.

(c)Liquidity risk

The Group’s credit profile and funding sources ensure that sufficient liquid funds are maintained to meet its liquidity requirements. As part of its liquidity management, the Group closely monitors and plans for its future capital expenditure well ahead of time.